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Exhibit 10.18(3)

AMENDMENT NO. 2
TO AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

        Amendment No. 2, dated as of February 22, 2005 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), FIELDSTONE MORTGAGE COMPANY (a "Seller") and FIELDSTONE INVESTMENT CORPORATION (a "Seller" and, together with Fieldstone Mortgage Company, the "Sellers").

RECITALS

        The Buyer and the Sellers are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of April 5, 2004, as amended by Amendment No. 1, dated as of July 8, 2004 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

        The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

        Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

        SECTION 1.    Definitions.    Section 2 of the Existing Repurchase Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and replacing it with the following language:

        "Termination Date" means the earlier of (a) March 31, 2005 and (b) the date of the occurrence of an Event of Default.

        SECTION 2.    Conditions Precedent.    This Amendment shall become effective on February 22, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

        2.1    Delivered Documents.    On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

          (a)   this Amendment, executed and delivered by a duly authorized officer of the Buyer and Sellers;

          (b)   such other documents as the Buyer or counsel to the Buyer may reasonably request.

        SECTION 3.    Representations and Warranties.    Each of the Sellers hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

        SECTION 4.    Limited Effect.    Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

        SECTION 5.    Counterparts.    This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

        SECTION 6.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer
	By:	/s/ BRUCE S. KAISERMAN Name: Bruce S. Kaiserman Title: Vice President
Seller:	FIELDSTONE MORTGAGE COMPANY, as Seller
	By:	/s/ MARK C. KREBS Name: Mark C. Krebs Title: Sr. Vice President & Treasurer
Seller:	FIELDSTONE INVESTMENT CORPORATION, as Seller
	By:	/s/ ROBERT G. PARTLOW Name: Robert G. Partlow Title: Sr. Vice President & CFO

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AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
RECITALS